Supplement Dated May 21, 2009

To

Prospectuses Dated May 1, 2009 for
ProtectiveRewards® II NY

ProtectiveRewards® Elite NY
ProtectiveAccess® XL NY

Issued By

Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

SecurePay R72 Benefit

The SecurePay R72 Benefit (an optional feature that you may select when you purchase the SecurePay rider) is only available if you purchase the SecurePay rider on or after the youngest Owner’s 60th birthday (or, in the case of a Qualified Contract or a non-natural owner, the Annuitant’s 60th birthday).

If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

Age of (Younger) Covered Person(s)                Maximum Withdrawal

on Benefit Election Date                          Percentage

60 through 74 (SecurePay for two spouses) . . . . . . . . . . . . . . . . . . . . . . . .4.5%
60 through 74 (SecurePay for one person) . . . . . . . . . . . . . . . . . . . . . . . . .5.0%
75 and older (SecurePay for two spouses). . . . . . . . . . . . . . . . . . . . . . . . . .5.5%
75 and older (SecurePay for one person) . . . . . . . . . . . . . . . . . . . . . . . . . . 6.0%

For more information on the SecurePay R72 Benefit, please see “Guaranteed Lifetime Withdrawal Benefit (“SecurePay”) With RightTime® Option” in your prospectus.

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